EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2006, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of March, 2007.

/s/ Joseph A. Ethridge
Joseph A. Ethridge

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2006, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of March, 2007.

/s/ Robert W. Korba
Robert W. Korba

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2006, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of March, 2007.

/s/ Bruce Leadbetter
Bruce Leadbetter

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2006, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of March, 2007.

/s/ Ravi Nath
Ravi Nath

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Peter A. Michel and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-KSB relating to the year ended December 31, 2006, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of March, 2007.

/s/ Roger Kanne
Roger Kanne